UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: May 13, 2009
(Date of earliest event reported)
U.S. BANCORP
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-6880	41-0255900
(Commission file number)	(IRS Employer Identification No.)
800 Nicollet Mall
Minneapolis, Minnesota 55402
(Address of principal executive offices, including zip code)
(651) 466-3000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
U.S. Bancorp previously announced that Richard K. Davis, U.S. Bancorp’s Chairman, President and Chief Executive Officer, will make a presentation at the UBS 2009 Global Financial Services Conference, at 11:30 a.m. (EDT) on Wednesday, May 13, 2009, in New York City. A copy of the presentation slides, which will be discussed during the presentation, is attached hereto as Exhibit 99.1. These slides can also be accessed on U.S. Bancorp’s website at usbank.com by clicking on “About U.S. Bancorp” and then “Investor/Shareholder Information.” A replay of the webcast will be available within 24 hours at the same location on the website for 90 days. The webcast link can be found under “Webcasts and Presentations.”
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1	UBS 2009 Global Financial Services Conference Presentation Slides

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP
By:	/s/ Lee R. Mitau
Lee R. Mitau
Executive Vice President, General Counsel and Corporate Secretary

Date: May 13, 2009

EXHIBIT INDEX

Exhibit
Number	Description

99.1	UBS 2009 Global Financial Services Conference Presentation Slides

4